UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

MDC PARTNERS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-13718	98-0364441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Transaction Agreement Amendment

As previously announced, MDC Partners Inc. (“MDC”) and Stagwell Media LP (“Stagwell”) entered into a transaction agreement, dated as of December 21, 2020 (the “Transaction Agreement”), by and among MDC, Stagwell, New MDC LLC and Midas Merger Sub 1 LLC providing for, among other things, the combination of MDC with certain subsidiaries of Stagwell (the “Transaction”, and following the Transaction, the combined company is referred to herein as the “Combined Company”). On June 4, 2021, MDC and Stagwell entered into an amendment (the “Amendment”) to the Transaction Agreement, pursuant to which MDC and Stagwell have agreed to modify certain provisions of the Transaction Agreement to reflect, among other things, that:

1)	At least two of the directors Stagwell is entitled to appoint (the “Stagwell Directors”) to the Combined Company board of directors (the “Combined Company Board”) pursuant to the Transaction Agreement shall be independent in accordance with SEC and NASDAQ independence rules applicable to a NASDAQ-listed company that is not a controlled company pursuant to NASDAQ rules (“SEC/NASDAQ Independence Rules”);

2)	From and after the second annual meeting following the closing of the Transaction (the “Post-Closing Governance Period”), for so long as (a) Stagwell has nominated a majority of the directors constituting the Combined Company Board, or (b) Stagwell has the contractual right to appoint a majority of the Combined Company Board, Stagwell shall ensure that (i) at least two of the Stagwell Directors or their successors shall be independent in accordance with SEC/NASDAQ Independence Rules and (ii) a majority of the Combined Company Board shall be independent in accordance with SEC/NASDAQ Independence Rules;

3)	From and after the Post-Closing Governance Period, for so long as Stagwell and its affiliates collectively beneficially own more than 10% of the then-issued and outstanding voting securities of the Combined Company, a majority of the Combined Company Board shall be independent in accordance with SEC/NASDAQ Independence Rules;

4)	For so long as Stagwell and its affiliates collectively beneficially own 30% or more of the then-issued and outstanding voting securities of the Combined Company, Stagwell and the Combined Company shall cause each director of the Combined Company, as a condition to his or her nomination to the Combined Company Board, to agree to tender his or her resignation to the Combined Company Board if such director receives more “withhold” votes than “for” votes from shareholders other than Stagwell and its affiliates in an uncontested election in which Stagwell and its affiliates collectively beneficially own 30% or more of the then-issued and outstanding voting securities of the Combined Company, which resignation shall be effective sixty days after the date of the election unless the Combined Company Board elects to reject such resignation; and

5)	The Combined Company shall cause all of the members of the Combined Company’s Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee to be independent in accordance with SEC and NASDAQ independence rules applicable to such committees of a NASDAQ-listed company that is not a controlled company pursuant to NASDAQ rules.

A copy of the Amendment is filed as Exhibit 2.1 hereto and incorporated by reference herein. The foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2021, MDC announced that Stagwell has named the four director designees it intends to nominate to the board of directors of the Combined Company pursuant to the terms of the Transaction Agreement: Paul Richardson, former CFO and Member of the Board of Directors of WPP; Rodney Slater, former U.S. Secretary of Transportation; Brandt Vaughan, Chief Operating Officer and Chief Investment Officer of the Ballmer Group; and Charlene Barshefsky, former U.S. Trade Representative, who is currently an independent director of MDC.

Further information about each designee is below:

•	Paul Richardson, age 63, is a business executive who served as Group Finance Director (Chief Financial Officer) and member of the Board of Directors of WPP plc from 1996 until his retirement in May 2020. During his tenure at WPP, Mr. Richardson was responsible for the company’s worldwide functions in finance, information technology, procurement, property, treasury, taxation, internal audit and sustainability. Mr. Richardson was also an independent director of WPP AUNZ from 1999 to 2020. Mr. Richardson is a chartered accountant and fellow of the Association of Corporate Treasurers. Mr. Richardson’s deep industry experience and knowledge of strategy, finance, and operations are key qualifications for the Combined Company Board. Mr. Richardson resides in New York, New York.

•	Rodney Slater, age 66, is a partner in the law firm Squire Patton Boggs LLP since 2001 practicing in the areas of transportation, infrastructure and public policy. Previously, Secretary Slater served as the U.S. Secretary of Transportation from 1997 to 2001 and as the Administrator of the Federal Highway Administration from 1993 to 1997. Secretary Slater has served as a director of Verizon Communications since 2010 and as a director of Kansas City Southern since 2001. He also served as a director of Transurban Group from 2009 to 2018 and Atkins plc from 2011 to 2014. Secretary Slater is also expected to join the board of directors of EVgo upon the closing of its previously announced business combination with Climate Change Crisis Real Impact I Acquisition Corporation. Secretary Slater’s significant leadership and strategic planning experience in the public and private sectors and perspectives on strategic partnerships, risk management, compliance, and legal issues are key qualifications for the Combined Company Board. Secretary Slater resides in Washington, D.C.

•	Brandt Ashley Vaughan, age 54, is Chief Operating Officer and Chief Investment Officer of Ballmer Group, where he manages its operating, public and private equity investing and philanthropic investing across a range of assets including the Los Angeles Clippers and LA Forum. Prior to joining Ballmer Group in 2014, Mr. Vaughan led enterprise-wide strategic planning and analysis for Microsoft. In addition, he served as Chief Financial Officer for Microsoft’s centralized marketing and business development functions and had a range of financial management roles over a more than decade-long career at Microsoft. Mr. Vaughan is on the Board of Directors for One Community, Second Spectrum and the L.A. Clippers Foundation. Mr. Vaughan’s deep experience and knowledge of strategy, finance, and operations are key qualifications for the Combined Company Board. Mr. Vaughan resides in Seattle, Washington.

•	Charlene Barshefsky, age 70, has been a member of MDC’s board of directors since 2019 and is Chair of Parkside Global Advisors, a position she has held since April 2021. Prior to this, she was a Senior International Partner at WilmerHale, a multinational law firm based in Washington, D.C., from 2001 through March 2021. At WilmerHale, Ambassador Barshefsky advised multinational corporations on their market access, regulatory, investment and acquisition strategies in major markets across the globe. Prior to joining WilmerHale, Ambassador Barshefsky was the United States Trade Representative (USTR) and a member of President Clinton’s Cabinet from 1997 to 2001 and Acting and Deputy USTR from 1993 to 1996. As the USTR, she served as chief trade negotiator and principal trade policymaker for the United States and, in both roles, negotiated complex market access, regulatory and investment agreements with virtually every major country in the world. Ambassador Barshefsky serves on the boards of directors of the American Express Company and the Estee Lauder Companies and is a member of the board of trustees of the Howard Hughes Medical Institute. She is also a member of the Council on Foreign Relations. Ambassador Barshefsky served on the boards of directors of Intel Corporation from 2004 to 2018 and Starwood Hotels & Resorts from 2004 to 2016. Ambassador Barshefsky’s distinguished record as a policymaker and negotiator, ability to assess regulatory risks, as well as exceptional Board director experience for some of the world’s most respected consumer companies across a range of sectors focused on digital innovation are key qualifications for the Combined Company Board. Ambassador Barshefsky resides in Washington, D.C.

Each of Mr. Richardson, Secretary Slater and Mr. Vaughn are expected to receive compensation commensurate with the compensation of MDC’s existing non-management directors.

Item 7.01	Regulation FD Disclosure.

In connection with ongoing discussions between the Special Committee of the Board of Directors of MDC (the “Special Committee”) and Stagwell, on June 6, 2021, Stagwell delivered a letter (the “Stagwell Letter”) to the Special Committee in which Stagwell stated that it would consider certain further amendments to the terms of the Transaction Agreement as described therein. The Special Committee, in consultation with its outside legal counsel and financial advisors, is carefully reviewing and considering the Stagwell Letter to determine the course of action that it believes is in the best interests of MDC and its shareholders. There can be no assurance that the Stagwell Letter will result in further amendments to the Transaction Agreement or that the Transaction will be consummated on the terms described in the Stagwell Letter. The full text of the Stagwell Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On June 7, 2021, MDC issued a press release announcing MDC’s entry into the Amendment and that Stagwell has named the four director designees it intends to nominate to the Combined Company Board pursuant to the Transaction Agreement. The full text of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

In addition, MDC is announcing that, upon the completion of the Transaction, it intends to change its name to Stagwell Inc.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements (collectively, “forward-looking statements”) within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended and Section 21E of the U.S. Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended, and “forward-looking information” under applicable Canadian securities laws. Statements in this document that are not historical facts, including statements about MDC’s or Stagwell’s beliefs and expectations and recent business and economic trends, constitute forward-looking statements. Words such as “estimate,” “project,” “target,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “future,” “assume,” “forecast,” “focus,” “continue,” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Such forward-looking statements may include, but are not limited to, statements related to: future financial performance and the future prospects of the respective businesses and operations of MDC, Stagwell and the combined company; information concerning the Transaction; the anticipated benefits of the Transaction; the likelihood of the Transaction being completed; the anticipated outcome of the Transaction; the tax impact of the Transaction on MDC and shareholders of MDC; the timing of the shareholder meeting to approve the Transaction (the “Special Meeting”); the shareholder approvals required for the Transaction; regulatory and stock exchange approval of the Transaction; and the timing of the implementation of the Transaction. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement, including the risks identified in our filings with the Securities Exchange Commission (the “SEC”).

These forward-looking statements are subject to various risks and uncertainties, many of which are outside MDC’s control. Important factors that could cause actual results and expectations to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” in the registration statement on Form S-4 filed on February 8, 2021, and as amended on March 29, 2021, April 21, 2021 and April 30, 2021 (the “Form S-4”), under the section entitled “Risk Factors” in the proxy statement/prospectus on Form 424B3 filed on May 10, 2021 (together with the Form S-4, the “Proxy Statement/Prospectus”), under the caption “Risk Factors” in MDC’s Annual Report on Form 10-K for the year-ended December 31, 2020 under Item 1A and under the caption “Risk Factors” in MDC’s Quarterly Report on Form 10-Q for the quarter-ended March 31, 2021 under Item 1A. These and other risk factors include, but are not limited to, the following:

•	an inability to realize expected benefits of the Transaction or the occurrence of difficulties in connection with the Transaction;
•	adverse tax consequences in connection with the Transaction for MDC, its operations and its shareholders, that may differ from the expectations of MDC or Stagwell, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on MDC’s determination of value and computations of its tax attributes may result in increased tax costs;
•	the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transaction;
•	the impact of uncertainty associated with the Transaction on MDC’s and Stagwell’s respective businesses;
•	direct or indirect costs associated with the Transaction, which could be greater than expected;
•	the risk that a condition to completion of the Transaction may not be satisfied and the Transaction may not be completed; and
•	the risk of parties challenging the Transaction or the impact of the Transaction on MDC’s debt arrangements.

You can obtain copies of MDC’s filings under its profile on SEDAR at www.sedar.com, its profile on the SEC’s website at www.sec.gov or its website at www.mdc-partners.com. MDC does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

In connection with the Transaction, MDC and New MDC filed with the SEC the Proxy Statement/Prospectus. This communication is not a substitute for the Proxy Statement/Prospectus or any other document MDC may file with the SEC in connection with the Transaction.

INVESTORS AND SECURITYHOLDERS OF MDC ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. You may obtain, free of charge, copies of the Proxy Statement/Prospectus and other relevant documents filed by MDC or New MDC with the SEC, at the SEC’s website at www.sec.gov. In addition, investors and securityholders are able to obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by MDC or New MDC with the SEC and from MDC’s website at http://www.mdc-partners.com.

The URLs in this announcement are intended to be inactive textual references only. They are not intended to be active hyperlinks to websites. The information on such websites, even if it might be accessible through a hyperlink resulting from the URLs or referenced herein, is not and shall not be deemed to be incorporated into this announcement. No assurance or representation is given as to the suitability or reliability for any purpose whatsoever of any information on such websites.

No Offer or Solicitation

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that MDC or New MDC may file with the SEC in connection with the Transaction. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. The Transaction and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in the Solicitation

MDC, New MDC and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from MDC’s shareholders with respect to the approvals required to complete the Transaction. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the Transaction, by security holdings or otherwise, is set forth in the Proxy Statement/Prospectus filed with the SEC. Information regarding MDC’s directors and executive officers is set forth in the definitive proxy statement on Schedule 14A filed by MDC with the SEC on May 10, 2021, in the Annual Report on Form 10-K filed by MDC with the SEC on March 16, 2021, as amended on April 27, 2021 and in the Quarterly Report on Form 10-Q filed by MDC with the SEC on May 10, 2021. Additional information regarding the interests of participants in the solicitation of proxies in respect of the Special Meeting is included in the Proxy Statement/Prospectus filed with the SEC. These documents are available to the shareholders of MDC free of charge from the SEC’s website at www.sec.gov and from MDC’s website at www.mdc-partners.com.

You must not construe the contents of this document as legal, tax, regulatory, financial, accounting or other advice, and you are urged to consult with your own advisors with respect to legal, tax, regulatory, financial, accounting and other consequences of the Transaction, the suitability of the Transaction for you and other relevant matters concerning the Transaction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Amendment No. 1 to the Transaction Agreement, dated as of June 4, 2021
99.1	Letter from Stagwell Media, LP to the Chair of the Special Committee of the Board of Directors of MDC Partners, Inc., dated as of June 6, 2021
99.2	Press release, dated as of June 7, 2021, of MDC Partners Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2021

MDC Partners Inc.

By:	/s/ David Ross
David Ross
Executive Vice President and General Counsel